UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 17, 2020

ENCORE WIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		000-20278	75-2274963
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1329 Millwood Road
McKinney,	Texas		75069
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	WIRE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial C4ondition.
On February 18, 2020, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the fourth quarter of 2019 and the year ended December 31, 2019 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Limitation on Incorporation by Reference:
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 17, 2020, Donald E. Courtney, a director on the Board of Directors (the “Board”) of the Company, notified the Board that he will not stand for re-election at the 2020 annual meeting of stockholders of the Company. Mr. Courtney’s decision not to stand for re-election was not the result of any disagreement with the Company.
Item 7.01 Regulation FD Disclosure.
On February 18, 2020, the Company issued the Earnings Release. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. On February 18, 2020, the Company issued a press release announcing the retirement of Donald E. Courtney from the Board. A copy of that press release is attached hereto as Exhibit 99.2.
Limitation on Incorporation by Reference:
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Item 9.01 Financial Statements and Exhibits.
(i)Exhibits.

Exhibit Number	Description

99.1	February 18, 2020 Earnings Release by Encore Wire Corporation regarding results for the fourth quarter of 2019 and the year ended December 31, 2019.
99.2	Press Release dated February 18, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION

2/18/2020	By:	/s/ BRET J. ECKERT
Bret J. Eckert, Vice President – Finance, Treasurer, Secretary and Chief Financial Officer